GATEWAY EXPRESS

February 2, 2005

Sale of Gateway Express to Spectre Technology Corporation

Agreement by all Shareholders,

Spectre Technology Corporation, a Nevada Company, ("the company") is purchasing all stock, property, and assets of Gateway Express. The company shall be signed over the Spectre Technology Corporation no later than Feb 15, 2005.

The company shall honour all existing ISO (Independent Sales Organization) Agreement.

The company shall honour the account terms o all existing gateway clients.

The company shall devote resources to furthering the development and client base of the Gateway Express.

The new company will work out a compensation structure to Pinnacle Processing Group for the purchase of the required Network Hardware and the hosting to date. The hardware consists of a Cisco PIX firewall and a Compaq 1U Server at a total value of $7000 USD and the hosting was a total of $3000 USD for an overall total of $10,000 USD.

This Agreement is made between the following parties:

Mat deFouw - CEO, Gateway Express - CEO, Sequestra Solutions USA 50% owner of Gateway Express.

/s/ Matt deFouw Matt deFouw	Date: 2/5/2005

Scott Banchero - COO, Gateway Express, COO, Pinnacle Processing Group 50% owner of Gateway Express.

/s/ Scott Banchero Scott Banchero	Date: 2/5/2005

Alain Ghiai - CEO, Spectre Technology

/s/ Alain Ghiai Alain Ghiai	Date: 2/5/2005

200 1ST AVENUE WEST SUITE 403
SEATTLE, WA 98119
PH: 206-219-5369

MAISONETTE INTERNATIONAL ENTERPRISES, LTD.                                                            5020
1070 - 1055 W. HASTINGS ST.
VANCOUVER, B.C. V6E 2E9                                                U.S. DOLLAR ACCOUNT               April 7, 2005
Tel: (604) 484-6171                                                                                 Date

PAY to      PINNACLE PROCESSING GROUP                                                          $10,000

       Ten Thousand Dollars and  00/100                                                             Dollars

BMO Bank of Montreal
VANCOUVER MAIN OFFICE TEL: (604) 665-2643
FIRST BANK TOWER 595 BURRARD ST.
VANCOUVER, B.C. V7X 1L7

RE: Gateway Processing Puchase 100%